INDEXIQ ACTIVE ETF TRUST

(the “Trust”)

Supplement dated April 16, 2020 (“Supplement”)

to the IQ MacKay Municipal Insured ETF,

IQ MacKay Municipal Intermediate ETF and

IQ MacKay Municipal Short Duration ETF

Statement of Additional Information dated August 29, 2019

and the IQ Ultra Short Duration ETF Statement of Additional Information dated July 22, 2019

(collectively, the “SAIs”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAIs.

The following change is effective immediately. The following is added as a new paragraph at the end of the “Investment Strategies and Risks” section of each SAI:

Market Disruption Risk and Recent Market Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant restrictions, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. A Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in a Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Investors Should Retain this Supplement for Future Reference

ME15m-04/20